ABN AMRO MORTGAGE CORPORATION
                 MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                 August 22, 2002

Deutsche Bank Securities Inc.
31 West 52nd Street
New York, New York 10019

ABN AMRO Financial Services, Inc.
208 South LaSalle Street, Suite 200
Chicago, Illinois 60604

Ladies and Gentlemen:

     ABN AMRO Mortgage Corporation (the "Company"), a Delaware corporation, has authorized the issuance and sale of Mortgage Pass-Through Certificates (the "Certificates") evidencing interests in pools of mortgage loans (the "Mortgage Loans"). The Certificates may be issued in various series, and, within each series, in one or more classes, and, within each class, in one or more sub-classes, in one or more offerings on terms determined at the time of sale (each such series, a "Series" and each such class, a "Class"). Each Series of the Certificates will be issued under a separate Pooling and Servicing Agreement (each, a "Pooling and Servicing Agreement") with respect to such Series among the Company, as depositor, a servicer to be identified in the prospectus supplement for each such Series (the "Servicer") and a trustee to be identified in the prospectus supplement for each such Series (the "Trustee"). The Certificates of each Series will evidence specified interests in separate pools of Mortgage Loans (each a "Mortgage Pool"), and certain other property held in trust with respect to such Series (each, a "Trust Fund").

     The Certificates are more fully described in a Registration Statement which the Company has furnished to you. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement. The term "you" as used herein, unless the context otherwise requires, shall mean you and such persons as are named as co-managers in the applicable Terms Agreement (defined below).

     Whenever the Company determines to make an offering of Certificates pursuant to this Agreement through you or through an underwriting syndicate managed by you it will enter into an agreement (the "Terms Agreement") providing for the sale of such Certificates to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the "Underwriters," which term shall include you whether acting alone in the sale of Certificates or as a member of an underwriting syndicate; as the context requires, Deutsche Bank Securities Inc. is sometimes referred to individually herein as "DBSI" and ABN AMRO Financial Services, Inc. is sometimes referred to individually herein as "AAFS"). The Terms Agreement relating to each offering of Certificates shall specify, among other things, the stated balance or balances of Certificates to be issued, the price or prices at which the Certificates are to be purchased by the Underwriters from the Company and the initial public offering price or prices or the method by which the price or prices at which such Certificates are to be sold will be determined. A Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each such offering of Certificates which the Company elects to make pursuant to this Agreement will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon the Underwriters participating in the offering of such Certificates.

     SECTION 1. REPRESENTATIONS AND WARRANTIES. (a) The Company represents and warrants to you as of the date hereof, and to the Underwriters named in the applicable Terms Agreement, all as of the date of such Terms Agreement (in each case, the "Representation Date"), as follows (any representations and warranties so made to the Underwriters named in an applicable Terms Agreement respecting the Certificates being deemed to relate only to the Certificates described therein):

          (1) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-73036), relating to the offering of Certificates from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), and has filed, and proposes to file, such amendments thereto as may have been required to the date hereof and the same has become effective under the 1933 Act and the rules of the Commission thereunder (the "Regulations") and no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been initiated or, to the Company's knowledge, threatened, by the Commission. Such registration statement, including incorporated documents, exhibits and financial statements, as amended at the time when it became effective under the 1933 Act, and the prospectus relating to the sale of Certificates by the Company constituting a part thereof, as from time to time each is amended or supplemented pursuant to the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively; provided, however, that a supplement to the Prospectus contemplated by Section 3(a) hereof (a "Prospectus Supplement") shall be deemed to have supplemented the Prospectus only with respect to the offering or offerings of Certificates to which it relates. Any reference herein to the Registration Statement, a preliminary prospectus, the Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "1934 Act") on or before the date on which the Registration Statement, as amended, became effective or the issue date of such preliminary prospectus, Prospectus, or Prospectus Supplement, as the case may be; and any reference herein to the terms "amend," "amendment" or supplement with respect to the Registration Statement, any preliminary prospectus, the Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the 1934 Act after the date on which the Registration Statement became effective or the issue date of any preliminary prospectus, the Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. The Registration Statement and Prospectus, at the time the Registration Statement became effective did, and as of the applicable Representation Date will, conform in all material respects to the requirements of the 1933 Act and the Regulations. The Registration Statement, at the time it became effective did not, and as of the applicable Representation Date and the applicable Closing Time (as defined in Section 2 hereof) will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented as of the applicable Representation Date and the applicable Closing Time (as defined in Section 2 hereof), will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to (i) statements in, or omissions from, the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement or Prospectus or (ii) the DBSI Information (as defined in Section 10 hereof). The conditions to the use by the Company of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus. There are no contracts or documents of the Company which are required to be described in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations which have not been so described or filed.

          (2) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to enter into and perform its obligations under this Agreement, the applicable Pooling and Servicing Agreement, and with respect to a Series of Certificates, the Certificates and the applicable Terms Agreement; and the Company is duly qualified or registered as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or lease of its properties or the conduct of its business requires such qualification.

          (3) The Company is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other material instrument to which it is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of the Company or which might materially and adversely affect the properties or assets thereof or the Company's ability to perform its obligations under this Agreement, the applicable Terms Agreement or the applicable Pooling and Servicing Agreement.

          (4) The execution and delivery by the Company of this Agreement, the applicable Terms Agreement and the applicable Pooling and Servicing Agreement and the signing of the Registration Statement by the Company are within the corporate power of the Company and have been duly authorized by all necessary corporate action on the part of the Company; and with respect to a Series of Certificates described in the applicable Terms Agreement, neither the issuance and sale of the Certificates to the Underwriters, nor the execution and delivery by the Company of this Agreement, such Terms Agreement and the related Pooling and Servicing Agreement, nor the consummation by the Company of the transactions herein or therein contemplated, nor compliance by the Company with the provisions hereof or thereof, will conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company other than as contemplated by a Pooling and Servicing Agreement, pursuant to any material indenture, mortgage, contract or other material instrument to which the Company is a party or by which it is bound or to which the property or assets of the Company are subject, or result in the violation of the provisions of the certificate of incorporation or by-laws of the Company or any statute or any material order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties.

          (5) This Agreement has been, and each applicable Terms Agreement when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Company, and each constitutes, or will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against the Company in accordance with its terms (assuming due authorization, execution and delivery by the other parties thereto), subject (a) to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally, (b) as to enforceability to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (c) as to enforceability with respect to rights of indemnity thereunder, to limitations of public policy under applicable securities laws.

          (6) Each applicable Pooling and Servicing Agreement when executed and delivered as contemplated hereby and thereby will have been duly authorized, executed and delivered by the Company, and will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against the Company in accordance with its terms (assuming due authorization, execution and delivery by the other parties thereto), subject (a) to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and
     (b) as to enforceability to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and as of the Closing Time, the representations and warranties made by the Company in the applicable Pooling and Servicing Agreement will be true and correct as of the date made.

          (7) As of the Closing Time (as defined in Section 2 hereof) with respect to a Series of Certificates, the Certificates will have been duly and validly authorized by the Company, and, when executed and authenticated as specified in the related Pooling and



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

     Servicing Agreement, will be validly issued and outstanding and will be entitled to the benefits of the related Pooling and Servicing Agreement, and the Classes of Certificates so designated in the related Prospectus Supplement will be "mortgage related securities," as defined in Section 3(a)(41) of the 1934 Act.

          (8) There are no actions, proceedings or investigations now pending against the Company or, to the knowledge of the Company, threatened against the Company, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the applicable Terms Agreement, the applicable Pooling and Servicing Agreement or with respect to a Series of Certificates, the Certificates, (ii) seeking to prevent the issuance of such Certificates or the consummation of any of the transactions contemplated by this Agreement, the applicable Terms Agreement or such Pooling and Servicing Agreement, (iii) which would be likely to materially and adversely affect the performance by the Company of its obligations under, or which would if adversely determined materially and adversely affect the validity or enforceability of, this Agreement, the applicable Terms Agreement, such Pooling and Servicing Agreement or such Certificates or (iv) seeking to adversely affect the federal income tax attributes of such Certificates described in the Prospectus and the related Prospectus Supplement.

          (9) Any material taxes, fees and other governmental charges that are assessed and due in connection with the execution, delivery and issuance of this Agreement, the applicable Terms Agreement, the applicable Pooling and Servicing Agreement and with respect to a Series of Certificates shall have been paid at or prior to the Closing Time.

          (10) No filing or registration with, notice to or consent, approval, authorization, order or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Certificates or the consummation by the Company of the transactions contemplated by this Agreement, the applicable Pooling and Servicing Agreement or the applicable Terms Agreement, except the registration under the 1933 Act of the Certificates, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters.

          (11) The Company possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies deemed by the Company to be reasonably necessary to conduct the business now operated by it and as described in the Prospectus and the Company has received no notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Company.

          (12) No litigation is pending or, to the best of the Company's knowledge, threatened, against the Company which would prohibit the Company's entering into this Agreement or the applicable Pooling and Servicing Agreement.

          (13) As of the Closing Time, with respect to a Series of Certificates described in the relevant Terms Agreement evidencing interests in a Mortgage Pool, the Trustee will have either good and marketable title, free and clear of all prior liens, charges, pledges, mortgages, security interests and encumbrances, to or a validly perfected first priority security interest in the Mortgage Notes and the related Mortgages included in the Trust Fund, with respect to (a) the Mortgage Notes, upon delivery thereof to the Trustee and (b) the Mortgages, upon delivery to the Trustee of instruments of assignment in recordable form assigning each Mortgage to the Trustee and the recording of each such instrument of assignment in the appropriate recording office in which the Mortgaged Property is located, or if supported by an opinion of counsel, without recording.

          (14) As of the Closing Time, with respect to a Series of Certificates, the Mortgage Pool will have substantially the characteristics described in the Prospectus Supplement and in the Form 8-K of the Company prepared with respect to such Certificates, if the Mortgage Pool is described in such Form 8-K.

          (15) Neither the Company nor the Trust Fund created by the applicable Pooling and Servicing Agreement will be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

          (16) The Certificates, the applicable Pooling and Servicing Agreement, the applicable Terms Agreement and any primary insurance policies, mortgage pool insurance policies, standard hazard insurance policies, special hazard insurance policies, mortgagor bankruptcy insurance and alternate credit enhancement related to the Certificates described in the relevant Terms Agreement conform in all material respects to the descriptions thereof contained in the Prospectus.

          (17) As of the Closing Time, the Mortgage Loans will have been duly and validly assigned and delivered by the Company to the Trustee under the related Pooling and Servicing Agreement.

          (18) As of the Closing Time, the representations and warranties of the Company contained in the applicable Pooling and Servicing Agreement are true and correct in all material respects.

     (b) ABN AMRO North America, Inc. ("ABN AMRO North America") represents and warrants to you as of the date hereof, and to the Underwriters named in the applicable Terms Agreement, all as of the date of such Terms Agreement (in each case, the "Representation Date"), as follows (any representations and warranties so made to the Underwriters named in an applicable

Terms Agreement respecting the Certificates being deemed to relate only to the Certificates described therein):

          (1) ABN AMRO North America has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to enter into and perform its obligations under this Agreement, and with respect to a Series of Certificates, the applicable Terms Agreement; and ABN AMRO North America is duly qualified or registered as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or lease of its properties or the conduct of its business requires such qualification.

          (2) ABN AMRO North America is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other material instrument to which it is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of ABN AMRO North America or which might materially and adversely affect the properties or assets thereof or ABN AMRO North America's ability to perform its obligations under this Agreement or the applicable Terms Agreement.

          (3) The execution and delivery by ABN AMRO North America of this Agreement and the applicable Terms Agreement are within the corporate power of ABN AMRO North America and have been duly authorized by all necessary corporate action on the part of ABN AMRO North America; and with respect to a Series of Certificates described in the applicable Terms Agreement, neither the execution and delivery by ABN AMRO North America of this Agreement and such Terms Agreement, nor the consummation by ABN AMRO North America of the transactions herein or therein contemplated, nor compliance by ABN AMRO North America with the provisions hereof or thereof, will conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of ABN AMRO North America, pursuant to any material indenture, mortgage, contract or other material instrument to which ABN AMRO North America is a party or by which it is bound or to which the property or assets of ABN AMRO North America are subject, or result in the violation of the provisions of the certificate of incorporation or by-laws of ABN AMRO North America or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over ABN AMRO North America or any of its properties.

          (4) This Agreement has been, and each applicable Terms Agreement when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by ABN AMRO North America, and each constitutes, or will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against ABN AMRO North America in accordance with its terms (assuming due authorization, execution and delivery by the other parties thereto), subject (a) to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally,
     (b) as to enforceability to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (c) as to enforceability with respect to rights of indemnity thereunder, to limitations of public policy under applicable securities laws.

          (5) This Agreement when executed and delivered as contemplated hereby and thereby will have been duly authorized, executed and delivered by ABN AMRO North America, and will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against ABN AMRO North America in accordance with its terms (assuming due authorization, execution and delivery by the other parties thereto), subject (a) to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and (b) as to enforceability to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (6) There are no actions, proceedings or investigations now pending against ABN AMRO North America or, to the knowledge of ABN AMRO North America, threatened against ABN AMRO North America, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement or the applicable Terms Agreement, (ii) seeking to prevent the issuance of such Certificates or the consummation of any of the transactions contemplated by this Agreement or the applicable Terms Agreement, (iii) which would be likely to materially and adversely affect the performance by ABN AMRO North America of its obligations under, or which would if adversely determined materially and adversely affect the validity or enforceability of, this Agreement, the applicable Terms Agreement, or such Certificates or (iv) seeking to adversely affect the federal income tax attributes of such Certificates described in the Prospectus and the related Prospectus Supplement.


     SECTION 2. PURCHASE AND SALE. The commitment of each Underwriter to purchase Certificates pursuant to any Terms Agreement shall be several and not joint and shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     Payment of the purchase price for, and delivery of, any Certificates to be purchased by the Underwriters shall be made at the offices of either Mayer, Brown, Rowe & Maw, Chicago, Illinois, Thacher Proffitt & Wood, New York, New York or at such other place as shall be agreed upon by you and the Company, at such time or date as shall be agreed upon by you and the Company in the Terms Agreement (each such time and date being referred to as a "Closing Time"). Unless otherwise specified in the applicable Terms Agreement, payment shall be made to the Company in immediately available Federal funds wired to such bank as may be designated by the Company. Such Certificates shall be in such denominations and registered in such names as you may request in writing at least two business days prior to the applicable Closing Time. Such Certificates will be made available for examination and packaging by you no later than 12:00 noon on the first business day prior to the applicable Closing Time.

     It is understood that the Underwriters intend to offer the Certificates for sale to the public as set forth in the Prospectus Supplement.

     SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each of you and each Underwriter participating in an offering of Certificates pursuant to a Terms Agreement, with respect to such Certificates and such offering, as follows:

          (a) Immediately following the execution of each Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the principal amount of Certificates covered thereby, the price or prices at which the Certificates are to be purchased by the Underwriters, either the initial public offering price or prices or the method by which the price or prices by which the Certificates are to be sold will be determined, the selling concession(s) and reallowance(s), if any, any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Certificates. The Company will furnish you with a copy of the Prospectus Supplement for your review prior to filing such Prospectus Supplement with the Commission. Thereafter, the Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the 1933 Act and will furnish to the Underwriters as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request.

          (b) If the delivery of a prospectus is required at any time in connection with the offering or sale of the Certificates described in the relevant Terms Agreement and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period of time to amend or supplement the Prospectus in order to comply with the 1933 Act, the Company agrees to notify you promptly and upon your request so to amend or supplement the Prospectus and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

          (c) During any period in which the delivery of a prospectus is required at any time in connection with the offering or sale of the Certificates described in the relevant Terms Agreement the Company will give you reasonable notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act or otherwise, and will furnish you with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing.

          (d) During any period in which the delivery of a prospectus is required at any time in connection with the offering or sale of the Certificates described in the relevant Terms Agreement the Company will notify you promptly (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document other than quarterly and annual reports to be filed pursuant to the 1934 Act, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement,
     (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the threat of any proceeding for that purpose and (vi) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof as soon as possible.

          (e) The Company agrees, so long as the Certificates shall be outstanding, or until such time as you shall cease to maintain a secondary market in the Certificates, whichever first occurs, to deliver to you the annual statement as to compliance delivered to the Trustee pursuant to the applicable Pooling and Servicing Agreement and the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to the applicable Pooling and Servicing Agreement, as soon as such statements are furnished to the Company.

          (f) The Company will deliver to you as many conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you may reasonably request.

          (g) The Company will endeavor, in cooperation with you, to qualify the Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may reasonably designate, and will maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Certificates, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. The Company will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Certificates have been qualified as above provided.

     SECTION 4. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase Certificates pursuant to any Terms Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made pursuant hereto, to the performance by the Company of all of its obligations hereunder and to the following additional conditions precedent:

          (a) At the applicable Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission and the Prospectus Supplement shall have been filed or transmitted for filing by means reasonably calculated to result in filing with the Commission not later than the time required by Rule 424(b) under the 1933 Act, (ii) the Certificates shall have received the rating or ratings specified in the applicable Terms Agreement, and (iii) there shall not have come to your attention any facts that would cause you to believe that the Prospectus, together with the applicable Prospectus Supplement at the time it was required to be delivered to a purchaser of the Certificates, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading. No challenge by the Commission shall have been made to the accuracy or adequacy of the Registration Statement and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or the Prospectus Supplement shall have been complied with and the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement, the Prospectus or the Prospectus Supplement without prior written notice to the Underwriters.

          (b) At the applicable Closing Time you shall have received:

               (1) The opinion, dated as of the applicable Closing Time, of counsel for the Company, in form and substance satisfactory to such of you as may be named in the applicable Terms Agreement, substantially to the effect that:

               (i) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

               (ii) This Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company, and each is a valid and binding obligation of the Company.

               (iii) The applicable Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Company, and is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that (A) such enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) The execution and delivery by the Company of this Agreement, the applicable Terms Agreement and applicable Pooling and Servicing Agreement and the signing of the Registration Statement by the Company are within the corporate power of the Company and have been duly authorized by all necessary corporate action on the part of the Company; and neither the issue and sale of the Certificates nor the consummation of the transactions contemplated herein or therein nor the fulfillment of the terms hereof or thereof will, conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, or other instrument to which the Company is a party or by which it may be bound of which such counsel is aware, other than the lien or liens created by the applicable Pooling and Servicing Agreement, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or, any statute, rule or regulation to which the Company is subject or by which it is bound or any writ, injunction or decree of any court, governmental authority or regulatory body to which it is subject or by which it is bound of which such counsel is aware.

               (v) The Certificates have been duly authorized and, when executed and authenticated as specified in the related Pooling and Servicing Agreement and delivered and paid for, will be validly issued, fully paid, nonassessable and entitled to the benefits of the related Pooling and Servicing Agreement.

               (vi) Assuming strict compliance by the Underwriters with the provisions of this Agreement, no filing or registration with or notice to or consent, approval, authorization, order or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Certificates or the consummation by the Company of the transactions contemplated by this Agreement, the applicable Pooling and Servicing Agreement or the applicable Terms Agreement, except the registration under the 1933 Act of the Certificates, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters.

               (vii) Other than as may be set forth or contemplated in the Prospectus, there is no action, suit or proceeding of which such counsel is aware before or by any court or governmental agency or body, domestic or foreign, now pending or, to such counsel's knowledge, threatened against the Company which might result in any material adverse change in the financial condition, earnings, affairs or business of the Company, or which might materially and adversely affect the properties or assets thereof or might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, the Certificates, this Agreement or the Pooling and Servicing Agreement, or which is required to be disclosed in the Registration Statement.

               (viii) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

               (ix) The applicable Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended.

               (x) The Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information included therein, as to which no opinion need be rendered) as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the 1933 Act and the Regulations thereunder.

               (xi) (A) The statements in the Prospectus under the headings "ERISA Considerations" and "Federal Income Tax Consequences" and the statements in the applicable Prospectus Supplement under the headings "Federal Income Tax Consequences" and "ERISA Considerations", to the extent that they describe matters of United States federal income tax law or ERISA or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are accurate in all material respects and (B) the statements in the Prospectus under the heading "Legal Aspects of the Mortgage Loans," to the extent they constitute matters of United States federal law or legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the Certificates, are accurate in all material respects with respect to those consequences or matters discussed therein.

               (xii) The statements in the Prospectus and the applicable Prospectus Supplement under the caption "Description of the Certificates", insofar as they purport to summarize certain terms of the Certificates and the applicable Pooling and Servicing Agreement, constitute a fair summary of the provisions purported to be summarized.

               (xiii) The Trust Fund created by the applicable Pooling and Servicing Agreement is not, and will not as a result of the offer and sale of the Certificates as contemplated in the Prospectus and in this Agreement become, required to be registered as an "investment company" under the 1940 Act.

               (xiv) The Classes of Certificates so designated in the Prospectus Supplement will be "mortgage related securities", as defined in ss.3(a)(41) of the 1934 Act, so long as the Certificates are rated in one of the two highest grades by at least one nationally recognized statistical rating organization.

               (xv) Assuming (a) ongoing compliance with all of the provisions of the Pooling and Servicing Agreement and (b) the filing of elections, in accordance with the Pooling and Servicing Agreement, to be treated as "real estate mortgage investment conduits" ("REMICs") pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the "Code") for Federal income tax purposes, REMIC I and REMIC II of the Trust Fund will qualify as REMICs as of the Closing Date and will continue to qualify as REMICs for so long as there is compliance with amendments after the date hereof to any applicable provisions of the Code and applicable Treasury Regulations.

               (xvi) Assuming that REMIC I and REMIC II of the Trust Fund are treated as REMICs for Federal income tax purposes, neither of them nor the Trust Fund will be subject as an entity to any tax imposed on income, franchise or capital stock by the laws of the jurisdiction indicated in the opinion.

     Such counsel shall deliver to you such additional opinions addressing the transfer by the Company to the Trustee of its right, title and interest in and to the Mortgage Loans and other property included in the Trust Fund at the Closing Time as may be required by each Rating Agency rating the Certificates.

     Such counsel shall state that it has participated in conferences with officers and other representatives of the Company, your counsel, representatives of the independent accountants for the Company and you at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as stated in paragraphs (xi) and (xii) above) and has made no independent check or verification thereof for the purpose of rendering its opinion, on the basis of the foregoing, nothing has come to their attention that leads such counsel to believe that either the Registration Statement, at the time it became effective and at the applicable Closing Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus contained or contains as of the date thereof and at the applicable Closing Time any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no view with respect to the financial statements, schedules and other financial and statistical data included in or incorporated by reference into the Registration Statement, the Prospectus or the Prospectus Supplement.

     Such counsel may state that their opinions relate only to laws of the State of New York, the Federal laws of the United States and the General Corporation Law of the State of Delaware.

     In rendering such opinions, such counsel may rely, as to matters of fact, to the extent deemed proper and stated therein, on certificates of responsible officers of the Company, the Trustee or public officials.

               (2) The favorable opinion of counsel to the Trustee, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel, to the effect that:

                    (i) The Trustee is duly organized and validly existing in good standing under the laws of the United States or under the laws of the jurisdiction in which it is organized, and has all requisite power and authority to enter into the Pooling and Servicing Agreement and to perform its obligations thereunder.

                    (ii) No action, suit, proceeding or investigation is now pending, or to the knowledge of such counsel, threatened, against the Trustee that could materially adversely affect the ability of the Trustee to perform its obligations under the Pooling and Servicing Agreement.

                    (iii) The Trustee has duly authorized, executed and delivered the applicable Pooling and Servicing Agreement and such Pooling and Servicing Agreement will constitute the legal, valid and binding obligation of the Trustee.

                    (iv) The Trustee has full power and authority to execute and deliver the applicable Pooling and Servicing Agreement and to perform its obligations thereunder.

                    (v) No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body of the jurisdiction of its organization is required for the execution, delivery or performance by the Trustee of the Pooling and Servicing Agreement.

                    (vi) The Certificates have been duly and validly executed, authenticated and delivered by the Trustee in accordance with the Pooling and Servicing Agreement.

                    (vii) The performance by the Trustee of its duties pursuant to the Pooling and Servicing Agreement does not conflict with or result in a breach or violation of any term or provision of, or constitute a default under, any statute or regulation currently governing the Trustee.

          In rendering such opinion, such counsel may rely, as to matters of fact, to the extent deemed proper and stated therein, on certificates of responsible officers of the Trustee or public officials.

               (3) The favorable opinion of counsel to the Servicer, dated as of the applicable Closing Time, addressed to you and in form and scope satisfactory to your counsel, to the effect that:

                    (i) The Servicer is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

                    (ii) The execution and delivery by the Servicer of the applicable Pooling and Servicing Agreement is within the corporate power of the Servicer and has been duly authorized by all necessary corporate action on the part of the Servicer; and to the knowledge of such counsel, neither the execution and delivery of either such instrument, nor the consummation of the transactions provided for therein, nor compliance with the provisions thereof, will conflict with or constitute a breach of, or default under, any contract, indenture, mortgage, loan agreement, note, lease, deed of trust, or other instrument to which the Servicer is a party or by which it may be bound, nor will such action result in any violation of the provisions of the charter or by-laws of the Servicer or to the knowledge of such counsel, any law, administrative regulation or administrative or court decree.

                    (iii) The applicable Pooling and Servicing Agreement has been duly executed and delivered by the Servicer and constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except that such enforceability thereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless whether enforcement is sought in a proceeding in equity or at law).

                    (iv) The execution, delivery and performance by the Servicer of the applicable Pooling and Servicing Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any federal, state or other governmental agency or authority which has not previously been effected.

                    (v) No action, suit or proceeding of which such counsel is aware before or by any court or governmental agency or body, domestic or foreign, is now pending or, to the knowledge of such counsel, threatened, against the Servicer which might materially and adversely affect the performance by the Servicer under, or the validity or enforceability of the applicable Pooling and Servicing Agreement.

                    (vi) The description of the Servicer in the applicable Prospectus Supplement is true and correct in all material respects.

               (4) The favorable opinion or opinions, dated as of the applicable Closing Time, of counsel for the Underwriters, acceptable to the Underwriters.

                    (5) The favorable opinion, dated the applicable Closing Time of counsel for ABN AMRO North America, acceptable to the Underwriters.

          (c) At the applicable Closing Time you shall have received a certificate of the President or a Vice President and the Treasurer or the Secretary of each of the Company and ABN AMRO North America, dated as of such Closing Time, to the effect that the representations and warranties of the Company or ABN AMRO North America, as the case may be, contained in
     Section 1 are true and correct with the same force and effect as though such Closing Time were a Representation Date and that the Company or ABN AMRO North America, as the case may be, has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time.

          (d) You shall have received from Ernst & Young with respect to certain information relating to the Company and from Deloitte & Touche with respect to certain other information in the Prospectus Supplement, or other independent certified public accountants acceptable to you, letters, dated as of the date of the applicable Terms Agreement and as of the applicable Closing Time, delivered at such times, in the form and substance reasonably satisfactory to you.

          (e) At the applicable Closing Time, with respect to a Series of Certificates, each of the representations and warranties of the Servicer set forth in the related Pooling and Servicing Agreement will be true and correct and you shall have received a Certificate of an Executive Vice President, Senior Vice President or Vice President of the Servicer, dated as of such Closing Time, to such effect.

          (f) At the applicable Closing Time, with respect to a Series of Certificates, the Certificates shall have received the certificate rating or ratings specified in the related Terms Agreement.

          (g) At the applicable Closing Time, counsel for the Underwriters shall have been furnished with such other documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Certificates as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Certificates as herein contemplated shall be reasonably satisfactory in form and substance to you and counsel for the Underwriters.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled or, if any of the opinions and certificates required hereby shall not be in all material respects reasonably satisfactory to you and your counsel, the applicable Terms Agreement may be terminated by you by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5.

          SECTION 5. PAYMENT OF EXPENSES. Except as otherwise provided in the applicable Terms Agreement, the Company covenants and agrees with the Underwriters that the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement and all other fees and expenses associated with the transactions referred to herein, including, but not limited to, the fees and expenses of the Trustee, Rating Agencies, printer, accounting firms, the fees and expenses relating to the establishment of the Company's shelf registration statement and related ongoing fees and expenses; provided, however, that the Underwriters covenant and agree to pay all of their own costs and expenses, including underwriting and due diligence expenses, the fees of their counsel, transfer taxes on the resale of any of the Certificates by them and any advertising expenses connected with any offers they may make.

          SECTION 6. INDEMNIFICATION.

          (a) Except as otherwise provided in the applicable Terms Agreement, the Company, and ABN AMRO North America, jointly and severally, will indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of the 1933 Act, against any losses, claims, damages, expenses or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case in respect of the relevant Certificates, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such document in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) The Underwriters, severally and not jointly, will indemnify and hold harmless the Company, each of its officers who signed the Registration Statement, its directors, and any person controlling the Company within the meaning of the 1933 Act against any losses, claims, damages, expenses or liabilities to which the Company or any such officer, director or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters expressly for use therein and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, any such officer, director or controlling person in connection with investigating or defending any such action or claim. This indemnity agreement is in addition to any liability which the Underwriters may otherwise have. The Company acknowledges that, unless otherwise set forth in the applicable Terms Agreement, the statements set forth in the first sentence of the third paragraph up from the bottom of the cover page, and in the first paragraph and the first sentence of the sixth paragraph under the caption "Method of Distribution" (other than the first and second sentences of such first paragraph) each as included in the applicable Prospectus Supplement relating to a Series of Certificates, together with the DBSI Information (as defined in Section 10 hereof) other than any inaccuracies therein which are caused by errors in the Pool Information relating to a Series of Certificates constitute the only information furnished in writing by or on behalf of the Underwriters expressly for use in the Registration Statement relating to such Series of Certificates as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case and the fees and expenses of one such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party). Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

          (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Certificates to which such loss, claim, damage, expense or liability (or actions in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company to the total underwriting discounts and commissions (or in the case of a public offering in negotiated transactions, the difference between the proceeds to the Company and the aggregate price received from the public) received by such Underwriters. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding anything to the contrary in this Section 6(d), if the losses, claims, damages or liabilities (or actions in respect thereof) referred to in this Section 6(d) arise out of an untrue statement or alleged untrue statement of a material fact contained in any DBSI 8-K (as such term is defined in Section 10 hereof) then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriters on the other (determined in accordance with the preceding sentence) in connection with the statements or omissions in such DBSI 8-K which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other equitable considerations. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection
     (d) were determined by pro rata allocation even if the Underwriters were treated as one entity for such purpose or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public were sold to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters to contribute pursuant to this subsection (d) are several in proportion to their respective underwriting obligations with respect to such Certificates and not joint.

     SECTION 7. REPRESENTATIONS, WARRANTIES, AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or the applicable Terms Agreement or any investigation made by or on behalf of the Underwriters or any controlling person thereof, or by or on behalf of the Company, its officers or directors and shall survive delivery of any Certificates to the Underwriters.

     SECTION 8. TERMINATION OF AGREEMENT. This Agreement may be terminated for any reason at any time by either the Company or you upon the giving of thirty days' notice of such termination to the other party hereto; provided, however, that if a Terms Agreement has been entered into with respect to a particular transaction, this Agreement and the Terms Agreement may not be terminated in the manner set forth in this sentence with respect to such particular transaction. You, as representative of the Underwriters named in any Terms Agreement may also terminate such Terms Agreement, immediately upon notice to the Company, at any time at or prior to the applicable Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement or Prospectus, any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, earnings, affairs or business of the Company or ABN AMRO North America, whether or not arising in the ordinary course of business, which in your judgment would materially impair the market for, or the investment quality of, the Certificates, or (ii) if there has occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Certificates or enforce contracts for the sale of the Certificates, or (iii) if trading in securities generally on either the New York Stock Exchange or the American Stock Exchange has been suspended or materially limited or any setting of minimum prices shall have been established or (iv) if a general moratorium of commercial banking activities has been declared by either Federal or New York State authorities. In the event of any such termination, (A) the covenants set forth in Section 3 with respect to any offering of Certificates shall remain in effect so long as the Underwriters own any such Certificates purchased from the Company pursuant to the applicable Terms Agreement and (B) the covenant set forth in
Section 3(c), the provisions of Section 5, the indemnity agreement and contribution provisions set forth in Section 6, and the provisions of Sections 7 and 12 shall remain in effect.

     SECTION 9. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.

          (a) If one or more of the Underwriters participating in an offering of Certificates shall fail at the applicable Closing Time to purchase the Certificates which it or they are obligated to purchase hereunder and under the applicable Terms Agreement (the "Defaulted Certificates"), then such of you as are named therein shall arrange for you or another party or other parties to purchase the Defaulted Certificates upon the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Defaulted Certificates, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Defaulted Certificates on the terms contained herein. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Defaulted Certificates, or the Company notifies you that it has so arranged for the purchase of such Defaulted Certificates, you or the Company shall have the right to postpone the Closing Time for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made reasonably necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been party to this Agreement with respect to the Certificate.

          (b) If, after giving effect to any arrangements for the purchase of Defaulted Certificates of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Defaulted Certificates which remains unpurchased does not exceed 10% of the aggregate principal amount of the Certificates to be purchased pursuant to the applicable Terms Agreement, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Certificates which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Certificates which such Underwriter agreed to purchase pursuant to the applicable Terms Agreement) of the Defaulted Certificates of the defaulting

     Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Defaulted Certificates of the defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Defaulted Certificates which remains unpurchased exceeds 10% of the aggregate principal amount of the Certificates to be purchased pursuant to the applicable Terms Agreement, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Defaulted Certificates of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 5 hereof and the indemnity agreement and contribution provisions in Section 6 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     SECTION 10. COMPUTATIONAL MATERIALS AND ABS TERM SHEETS.

          (a) DBSI acknowledges that, subsequent to the date on which the Registration Statement became effective and up to and including the date on which the Prospectus Supplement and Prospectus with respect to a Series of Certificates is first made available to DBSI, DBSI may furnish to various potential investors in such Series of Certificates, in writing: (i) "Computational Materials", as defined in a no-action letter (the "Kidder No-Action Letter") issued by the staff of the Commission on May 20, 1994 to Kidder, Peabody Acceptance Corporation I, et al., as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter", and together with the Kidder No-Action Letter and the First PSA No-Action Letter, the "No-Action Letters") issued by the staff of the Commission on February 17, 1995 to the PSA; (ii) "Structural Term Sheets" as defined in the Second PSA No-Action Letter; and/or (iii) "Collateral Term Sheets" as defined in the Second PSA No-Action Letter. AAFS covenants and agrees that it will not prepare any Computational Materials, Structural Term Sheets or Collateral Term Sheets in connection with the offering of Certificates pursuant to this Underwriting Agreement except as provided for in the Terms Agreement which relates to an offering of Certificates.

          (b) In connection with each Series of Certificates, DBSI shall furnish to the Company (via hard copy), at least one (1) business day prior to the time of filing of the Prospectus pursuant to Rule 424 under the 1933 Act, all Computational Materials used by DBSI and required to be filed with the Commission in accordance with the No-Action Letters (such Computational Materials, the "DBSI Furnished Computational Materials").

          (c) In connection with each Series of Certificates, DBSI shall furnish to the Company (via hard copy), at least one (1) business day prior to the time of filing of the

     Prospectus pursuant to Rule 424 under the Act, all Structural Term Sheets used by DBSI and required to be filed with the Commission in accordance with the No-Action Letters (such Structural Term Sheets, the "DBSI Furnished Structural Term Sheets").

          (d) In connection with each Series of Certificates, DBSI shall furnish to the Company (via hard copy), within one (1) business day after the first use thereof, all Collateral Term Sheets used by DBSI and required to be filed with the Commission in accordance with the No-Action Letters (such Collateral Term Sheets, the "DBSI Furnished Collateral Term Sheets") and shall advise the Company of the date on which each such Collateral Term Sheet was first used.

          (e) The Company shall prepare and file with the Commission, in accordance with the No-Action Letters, one or more current reports on Form 8-K (collectively, together with any amendments and supplements thereto, the "DBSI 8-K," and each a "DBSI 8-K") which shall include as one or more exhibits thereto the DBSI Furnished Computational Materials, the DBSI Furnished Structural Term Sheets and the DBSI Furnished Collateral Term Sheets. Notwithstanding any other provision in the Underwriting Agreement, DBSI agrees to pay up to $500.00 to the Company for the reasonable and customary costs and expenses of the Company incurred in connection with the filing by the Company of any Computational Materials with the Commission. In addition, in the event that the hardship exemption granted by the Commission allowing for the paper filing of Computational Materials is no longer available, DBSI will provide the Company with the Computational Materials in an electronic format.

          (f) DBSI shall cooperate with the Company and with Deloitte & Touche in obtaining a letter, in form and substance satisfactory to the Company and DBSI, of Deloitte & Touche regarding the information in any DBSI 8-K consisting of DBSI Furnished Computational Materials and/or DBSI Furnished Structural Term Sheets.

          (g) DBSI represents and warrants to, and covenants with, the Company that the DBSI Information (defined below) is not misleading and not inaccurate in any material respect and that any Pool Information (defined below) contained in any DBSI 8-K which is not otherwise inaccurate in any material respect is not presented in the DBSI 8-K in a way that is either misleading or inaccurate in any material respect. DBSI further covenants with the Company that if any Computational Materials or ABS Term Sheets (as such term is defined in the Second PSA No-Action Letter) contained in any DBSI 8-K are found to include any information that is misleading or inaccurate in any material respect, DBSI promptly shall inform the Company of such finding, provide the Company with revised and/or corrected Computational Materials or ABS Term Sheets, as the case may be, and promptly prepare and deliver to the Company (in hard copy) for filing with the Commission in accordance herewith, revised and/or corrected Computational Materials or ABS Term Sheets, as the case may be.

          (h) DBSI covenants that all Computational Materials and ABS Term Sheets used by it shall contain a legend substantially as set forth below:

               Collateral Term Sheets (other than the initial Collateral Term Sheet):

          "THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY DEUTSCHE BANK SECURITIES INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY DEUTSCHE BANK SECURITIES INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. DEUTSCHE BANK SECURITIES INC. AND ANY OF ITS AFFILIATES MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT)."

          (i) For purposes of this Agreement, the term "DBSI Information" means such portion, if any, of the information contained in the DBSI 8-K that is not Pool Information. "Pool Information" means the information furnished to the Underwriters by the Company regarding the Mortgage Loans; provided, however, that if any information that would otherwise constitute Pool Information is presented in the DBSI 8-K in a way that is either inaccurate or misleading in any material respect, such information shall not be Pool Information.

          (j) If the Underwriters do not provide any Computational Materials or ABS Term Sheets to the Company pursuant to subsections (b) - (d) above, the Underwriters shall be deemed to have represented, as of the Closing Time, that they did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Certificates that is required to be filed with the Commission in accordance with the No-Action Letters, and the Underwriters shall provide the Company with a certification to that effect at the Closing Time.

     SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, delivered, telexed, or telegraphed and confirmed or transmitted by any standard form of telecommunication. Notices to DBSI shall be directed to you at the address set forth on the first page hereof, to the attention of Steven Katz, with a copy to the General Counsel's office and notices to AAFS shall be directed to you at the address set forth on the first page hereof, to the attention of Fixed Income Department--Maria Fregosi; with a copy to Legal Department, ABN AMRO Financial Services, Inc., 1325 Avenue of the Americas, New York, New York 10019, attention: Mark Egert. Notices to the Company or to ABN AMRO North America shall be directed to ABN AMRO Mortgage Corporation Securitization Department, c/o Standard Federal Bank, 2600 West Big Beaver Road, Troy, Michigan, attention:
Stewart Fleming, with a copy to Legal Department, ABN AMRO North America, Inc. 135 S. LaSalle Street, Suite 925, Chicago, Illinois, Attention: Kirk Flores--Associate General Counsel.

     SECTION 12. PARTIES. This Agreement shall be binding upon and inure solely to the benefit of you and the Company and to the extent provided in Section 6 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter and their respective heirs, executors, administrators, successors and assigns and any Terms Agreement shall be binding upon and inure solely to the benefit of the Company and any Underwriter who becomes a party to a Terms Agreement and to the extent provided in Section 6 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter and their respective heirs, executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement or a Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling person and officers and directors referred to in Section 6 hereof and their heirs any legal or equitable right, remedy or claim under or with respect to this Agreement or a Terms Agreement or any provision herein or therein contained.

     SECTION 13. GOVERNING LAW AND TIME. This Agreement and each Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York. Specified times of day refer to New York City time.

     SECTION 14. COUNTERPARTS. This Agreement and any Terms Agreement may be executed in any number of counterparts (which execution may take the form of an exchange of any standard form of written telecommunication between you and the Company), each of which shall constitute an original of any party whose signature appears on it, and all of which shall together constitute a single instrument.


                     [SIGNATURES COMMENCE ON FOLLOWING PAGE]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Company in accordance with its terms.

                                      Very truly yours,

                                      ABN AMRO MORTGAGE CORPORATION


                                      By: /s/ Daniel J. Fischer
                                         ---------------------------------------
                                      Name:   Daniel J. Fischer
                                      Title:  Vice President

                                      ABN AMRO NORTH AMERICA, INC.


                                      By: /s/ Thomas Dolan
                                         ---------------------------------------
                                      Name:   Thomas Dolan
                                      Title:  Senior Vice President


                                      By: /s/ Marty Penstein
                                         ---------------------------------------
                                      Name:   Marty Penstein
                                      Title:  Executive Vice President

CONFIRMED AND ACCEPTED, as of
the date first above written:

DEUTSCHE BANK SECURITIES INC.

By: /s/ Eric Londa
   -------------------------------
Name:   Eric Londa
Title:  Director

By: /s/ Steven Katz
   -------------------------------
Name:   Steven Katz
Title:  Director

ABN AMRO FINANCIAL SERVICES, INC.


By: /s/ Maria Fregosi
   -------------------------------
Name:   Maria Fregosi
Title:  First Vice President

                                    EXHIBIT A


                            PASS-THROUGH CERTIFICATES
                    ABN AMRO MORTGAGE CORPORATION, DEPOSITOR

                                 TERMS AGREEMENT
                                 ---------------

                                                          Dated: _________, ____


To:  ABN AMRO MORTGAGE CORPORATION

Re: Underwriting Agreement, dated as of August 22, 2002 (the "Underwriting Agreement")

Ladies and Gentlemen:

     The undersigned (being herein called the "Underwriters"), understand that ABN AMRO Mortgage Corporation, a Delaware corporation (the "Company"), proposes to issue and sell $_________ original principal amount of Pass-Through Certificates described below (the "Certificates"). The Certificates will be issued under a Pooling and Servicing Agreement dated as of _______________ among the Company, as depositor, _______________, as servicer and _____________ as trustee. The terms of the Certificates are summarized below and are more fully described in the Company's Prospectus supplement prepared with respect to the Certificates.

     All the provisions (including defined terms) contained in the Underwriting Agreement are incorporated by reference herein in their entirety and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. The Closing Time referred to in
Section 2 of the Underwriting Agreement shall be _______ a.m., [Chicago, Illinois] [New York, New York] time, on _____________ and the location of the closing shall be the [Chicago, Illinois] [New York, New York] offices of ______________. Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase [, severally and not jointly,] the [respective] original principal amount[s] of Certificates set forth opposite [its] [their] name[s] in Exhibit I hereto at the purchase price set forth below.

     The Underwriters will offer the Certificates for sale upon the terms and conditions set forth in the Prospectus.

     Subject to the terms and conditions set forth or incorporated by reference herein, the Underwriters will pay for the Certificates at the time and place and in the manner set forth in the Underwriting Agreement.

SERIES DESIGNATION:        ____________

TERMS OF THE CERTIFICATES AND UNDERWRITING COMPENSATION:

                          Original
                          Principal         Remittance        Price to
Classes                    Amount*             Rate            Public
-------                    -------             ----            ------

                                                                 **


* Approximate. Subject to permitted variance in each case of plus or minus 5%.

** The Class __ Certificates are being offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined, in each case, at the time of sale.


CERTIFICATE RATING:

          _____    by [Rating Agency]
          _____    by [Rating Agency]

REMIC ELECTION:

          The Company [does not] intend[s] to cause the Mortgage Pool to be treated as a REMIC.

CREDIT ENHANCEMENT:

CUT-OFF DATE:

          The Cut-off Date is ___________, 20__.

REMITTANCE DATE:

          The ____ day of each month (or, if such ____ day is not a business day, the business day immediately following) commencing __________, 20__.

PURCHASE PRICE:

          The purchase price payable by the Underwriter for the Class __ Certificates is ___% of the aggregate principal balance of the Class __ Certificates as of the Closing Date plus accrued interest at the per annum rate of ___% from __________, 20__ up to but not including the Closing Date.

UNDERWRITING COMMISSION:

          Notwithstanding anything to the contrary in the Underwriting Agreement, no additional underwriting commission shall be payable by the Company to the Underwriter in connection with the purchase of the Certificates.

INFORMATION PROVIDED BY UNDERWRITER:

CLOSING DATE AND LOCATION:

          __________, 20__ at the [Chicago, Illinois] [New York, New York] offices of _________________.

          Please confirm your agreement by having an authorized Officer sign a copy of this Agreement in the space set forth below and returning a signed copy to us.

                                      DEUTSCHE BANK SECURITIES INC.


                                      By:     /s/ Eric Londa
                                            ---------------------------------
                                      Name:   Eric Londa
                                      Title:  Director


                                      By:     /s/ Steven Katz
                                            ---------------------------------
                                      Name:   Steven Katz
                                      Title:  Director


                                      ABN AMRO FINANCIAL SERVICES, INC.


                                      By:     /s/ Maria Fregosi
                                            ---------------------------------
                                      Name:   Maria Fregosi
                                      Title:  First Vice President



ACCEPTED:

ABN AMRO MORTGAGE CORPORATION


By:      /s/ Daniel J. Fischer
      ---------------------------------
Name:    Daniel J. Fischer
Title:   Vice President

ABN AMRO NORTH AMERICA, INC.


By:      /s/ Thomas Dolan
      ---------------------------------
Name:    Thomas Dolan
Title:   Senior Vice President


By:      /s/ Marty Penstein
      ---------------------------------
Name:    Marty Penstein
Title:   Executive Vice President

                                    EXHIBIT I
                                    ---------


                                                   Original
                                                   Principal
                                                   Amount of
                 Name                              Certificates
                 ----                              ------------











                                      Total        ==============